Exhibit 10.2

To subscribe for Units

in the private offering of

AETHLON MEDICAL, INC.

1.	Date and Fill in the number of units (the “Units”) (each Unit consisting of (a) one hundred thousand (100,000) shares of the Company’s common stock par value $0.001 per share (the “Common Stock”) at a purchase price of $0.125 per share, and (b) a five-year warrant (collectively, the “Warrants” and together with the Units and Common Stock, the “Securities”) to purchase fifty thousand (50,000) shares of Common Stock of the Company at an exercise price equal to $0.22 per share, subject to equitable adjustment thereunder (the “Exercise Price”) at a negotiated price of $12,500 per Unit being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.

2.	Initial the Accredited Investor Certification attached to this Subscription Agreement.

3.	Complete and Sign the Signature Page attached to this Subscription Agreement. NOTICE: Please note that by executing the attached Subscription Agreement, you will deemed to have executed the Unit Purchase Agreement (Exhibit B to the Memorandum, as defined below), and agreed to the terms of the Warrant (Exhibit C to the Unit Purchase Agreement) and all exhibits, supplements and schedules thereto, as such may be amended from time to time (collectively the “Transaction Documents”), each of which are attached to the Memorandum, and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document even though you may not have physically signed the signature pages to such documents.

4.	Complete and Return the attached Purchaser Questionnaire and, if applicable, Wire Transfer Authorization attached to this Subscription Agreement.

5.	Return all forms to your Account Executive and then send all signed original documents with a check (if applicable) to:

_________________

_________________

_________________

_________________

6.	Please make your subscription payment payable to the order of “_________________, as Escrow Agent for Aethlon Medical, Inc.” Account No. _________________

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For wiring funds directly to the escrow account, use the following instructions:

_________________

_________________

_________________

Acct. Name:

ABA Number:

SWIFT Code:

A/C Number:

FBO: Purchaser Name

           Social Security Number

           Address

ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

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SUBSCRIPTION AGREEMENT

AETHLON MEDICAL, INC.

Aethlon Medical, Inc.

8910 University Center Lane, Suite 660

San Diego, California 92122

Attn: James A. Joyce, CEO

Ladies and Gentlemen:

1.          Subscription. The undersigned (the “Purchaser”) will purchase the number of units (collectively, the “Units”) of securities of Aethlon Medical, Inc., a Nevada corporation (the “Company”), set forth on the signature page to this Subscription Agreement, at a purchase price of $12,500 per Unit, with each Unit consisting of (a) one hundred thousand (100,000) shares of the Company’s common stock par value $0.001 per share (the “Common Stock”) at a purchase price of $0.125 per share, and (b) a five-year warrant (collectively, the “Warrants” and together with the Units and Common Stock, the “Securities”) to purchase fifty thousand (50,000) shares of Common Stock of the Company at an exercise price equal to $0.22 per share, subject to adjustment thereunder (the “Exercise Price”). The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated October 10, 2013, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”).

The Units are being offered on a “reasonable efforts, all or none” basis with respect to the minimum of $200,000 purchase price for the Units (the “Minimum Offering”) and thereafter on a “reasonable efforts” basis up to the maximum of $2,000,000 purchase price for the Units (the “Maximum Offering”). The Units will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, (ii) November 30, 2013 (subject to the right of the Company and the Placement Agent to extend the offering until December 31, 2013 without further notice to investors), or (iii) the date upon which the Company and the Placement Agent elect to terminate the Offering (the “Termination Date”).

The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions for the Minimum Offering. After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Purchaser shall be returned to the Purchaser, without interest or deduction.

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Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Units in the Offering and all such purchases will be counted towards the Minimum Offering and the Maximum Offering.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2.          Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “_________________, as Escrow Agent for Aethlon Medical, Inc.,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Accredited Investor Certification, which are annexed hereto. By executing this Subscription Agreement, you will be deemed to have executed the Unit Purchase Agreement (Exhibit B to the Memorandum), and agreed to the terms of the Warrant (Exhibit C to the Memorandum) and all exhibits, supplements and schedules thereto, as such may be amended from time to time (collectively the “Transaction Documents”), each of which are attached to the Memorandum, and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document even though you may not have physically signed the signature pages to such documents.

3.          Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser as soon as practicable with _________________, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by ___________ and the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company or ___________ rejects a subscription, either in whole or in part (at the sole discretion of the Company or ___________), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4.          Acceptance of Subscription. The Purchaser understands and agrees that the Company or ___________, each in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Purchase Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company or ___________), the Offering is terminated or the Minimum Offering is not subscribed for and accepted prior to the Termination Date, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company or ___________) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted. The Purchaser may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing. The Purchaser may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

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5.          Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          None of the Units, the Common Stock, the Warrants or the shares of Common Stock of the Company issuable upon exercise of the Warrants (collectively referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Purchase Agreement;

(b)          The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement, and each of the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c)          Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d)          All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e)          The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

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(f)          In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum;

(g)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)          The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to ___________, as described in the Memorandum);

(i)          The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j)          The Purchaser is not relying on the Company, ___________ or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k)          The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)          The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

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(m)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n)          The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the Company's periodic filings with the United States Securities and Exchange Commission, and the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(o)          At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(p)          The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

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(q)          The Purchaer hereby acknowledges receipt and careful review of this Agreement, the Memorandum, the Warrant and all other exhibits, annexes and appendices thereto (collectively referred to as the “Offering Materials”), and has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended March 31, 2013 (the “Form 10-K”), the Company’s Quarterly Report on Form 10-Q and the exhibits thereto for the quarterly period ended June 30, 2013 (the “Form 10-Q”) and all subsequent periodic and current reports filed with the United States Securities and Exchange Commission (the “SEC”) as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov, and hereby represents that the Purchaser has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and has been provided any such additional information by the Company in writing to the full satisfaction of the Purchaser, if any;

(r)          The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum;

(s)          The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t)          The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u)          The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(v)          No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

(w)          Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

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(x)          THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y)          In making an investment decision, investors must rely on their own examination of Company and the terms of the Offering, including the merits and risks involved. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(z)          (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(aa)          The Purchaser has read in its entirety the Memorandum and all exhibits and annexes thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the Memorandum including, but not limited to, the Section entitled “Risk Factors”.

(bb)          The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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(cc)          The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(dd)          The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(ee)          To effectuate the terms and provisions hereof, the Purchaser hereby appoint the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and _________________ (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

(ff)          The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

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(gg)          The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(hh)          The Purchaser acknowledges that the information contained in the Offering Materials or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

(ii)          The Purchaser understands that Rule 144 promulgated under the Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or “blue sky” laws or to assist the Purchaser in obtaining an exemption from various registration requirements, other than as set forth herein.

6.          Representations and Warranties of the Company.

7.          Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, ___________ and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement or any other Transaction Document.

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8.          Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9.          Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.          Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Purchase Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11.          Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12.          Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

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13.          Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14.          Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.          Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16.          Miscellaneous.

(a)          This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)          Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)          Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

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(f)          Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.          Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth hereinbelow, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the Unit Purchase Agreement and each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

[Remainder of page intentionally left blank.]

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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AETHLON MEDICAL, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ______Unit(s) at a purchase price of $12,500 per Unit (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2013

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________	______________________________
Print Name(s)	Social Security Number(s)

___________________________	______________________________
Signature(s) of Purchaser(s)	Signature

____________________________	______________________________
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	______________________________
Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:_________________________	______________________________
Name:	State of Organization
Title:

____________________________	______________________________
Date	Address

AGREED AND ACCEPTED:

AETHLON MEDICAL, INC.

By:__________________________	_________________
Name:	Date
Title:

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AETHLON MEDICAL, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______     I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______     I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______    The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______    The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______    The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______    The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______    The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______    The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______    The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______    The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______    The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______    The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______    The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

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AETHLON MEDICAL, INC.

Purchaser Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Liquid Net Worth:____________

Net Worth: ________________

Investment Objectives (circle one or more):     Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Home Street Address: ________________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address: ________________________________________________________________________

Employer City, State & Zip Code: ________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

___________ Account Executive / Outside Broker/Dealer: _______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

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AETHLON MEDICAL, INC.

Purchaser Questionnaire

(Must be completed by Purchaser)

Section B – Entity Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Authorized Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Entity formed for the specific purpose of purchasing the Common Stock and Warrants? [  ] Yes [  ] No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Investment Objectives (circle one or more):     Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

___________ Account Executive / Outside Broker/Dealer:

_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

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Section C – Form of Payment – Check or Wire Transfer

____ Check payable to “_________________, AS ESCROW AGENT FOR AETHLON MEDICAL, INC.

____ Wire funds from my outside account according to the “To subscribe for Units of Common Stock and Warrants to Purchase Shares of Common Stock in the private offering of AETHLON MEDICAL, INC.”

____ Wire funds from my _________________ Account – See following page

____ The funds for this investment are rolled over, tax deferred from ____________________ within the Allowed 60-day window

Section D – Purchaser Instructions for Payments of any Dividends

[  ] Please make any dividend and any other payment checks pursuant to the Units to “_________________ c/f [Insert Client Name]” and deliver such checks to _________________ so that they may deposit them into my _________________ brokerage account

[  ] Please make out any dividend and any other payment checks pursuant to the Units in the registered name of the Purchaser set forth in the signature page to the Subscription Agreement for the Units and mail such checks to me at the address specified in such signature page

Section E – Securities Delivery Instructions (check one)

____ Please deliver my securities to _________________ for deposit into my brokerage account.

____ Please deliver my securities to the address listed in the above Purchaser Questionnaire.

____ Please deliver my securities to the below address:

_________________

_________________

_________________

_________________

Purchaser Signature(s): _______________________________________ Date:_______________

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Wire Transfer Authorization

TO:	OPERATIONS MANAGER
_________________

RE:	Client Wire Transfer Authorization
AETHLON MEDICAL, INC.

DATE:	________________

This memorandum authorizes the transfer of the following listed funds from my _________________ Brokerage Account as follows:

_________________ Brokerage Account #    ______________________

Wire Amount     $______________________

_________________

_________________

_________________

ABA Number:

For Credit to _________________, as Escrow Agent for

Aethlon Medical, Inc.

Account No.:

REFERENCE:

PURCHASER'S LEGAL NAME     ______________________________________________________

TAX ID NUMBER    ______________________________________________________

PURCHASER'S ADDRESS    ______________________________________________________

FBO: ________________________________________________

Signature:________________________________________________

Signature:________________________________________________

       (Joint Signature)

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